UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007

Industrial Enterprises of America, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32881	13-3963499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 Third Avenue, Suite 1505, New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 490-3100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 7, 2007, the Board of Directors of Industrial Enterprises of America, Inc. (the “Company”) approved an amendment to Article I, Section 7 (Stockholder Action without Meetings) of the Company’s Amended and Restated Bylaws.  The amendment is effective as of December 7, 2007.

The foregoing description of the amendment to the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated by reference into this Item 5.03.  A copy of the Amended and Restated Bylaws marked to show the changes to Article I, Section 7 is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                      Description

3.1	Amended and Restated Bylaws of Advanced Bio/Chem, Inc. (now Industrial Enterprises of America, Inc.)

3.2	Amended and Restated Bylaws of Advanced Bio/Chem, Inc. (now Industrial Enterprises of America, Inc.) marked to show the changes to Article I, Section 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Enterprises of America, Inc.
 (Registrant)

December 12, 2007
By:   /s/ John D. Mazzuto
John D. Mazzuto

Chief Executive Officer